QuickLinks -- Click here to rapidly navigate through this document

EXHIBIT 10.4

CONSENT OF DEGOLYER AND MACNAUGHTON

June 28, 2004

        We hereby consent to the references to our firm and the inclusion of information derived from our report entitled "Report as of December 31, 2003, on Reserves of Certain Properties attributable to Repsol YPF," in Section 2.2.1.1 Oil and Gas Reserves in Repsol YPF, S.A.'s annual report on Form 20-F for the year ended December 31, 2003 and in the Supplementary Information on Oil and Gas Exploration and Production Activities (unaudited information) in the Consolidated Financial Statements included therein. We also consent to the references to our firm and the inclusion of information derived from our report through incorporation by reference of the named Form 20-F in the Registration Statements Nos. 333-12254 and 333-10668 filed with the United States Securities and Exchange Commission.

Very truly yours,
/s/ DEGOLYER AND MACNAUGHTON DeGOLYER and MacNAUGHTON

QuickLinks

CONSENT OF DEGOLYER AND MACNAUGHTON